Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
March 31, 2023

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Selected Average Balances by Currency - Rates Earned and Paid	7
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	10
Assets Under Custody and/or Administration	11
Assets Under Management	12
Industry Flow Data by Asset Class	13
Line of Business Information	14
Allowance for Credit Losses	15

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	16
Reconciliation of Pre-tax Margin Excluding Notable Items	19
Reconciliations of Constant Currency FX Impacts	20

Capital:
Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity	21
Regulatory Capital	22

This financial information should be read in conjunction with State Street's news release dated April 17, 2023.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2019	2020	2021	2022
Year ended December 31:
Total fee revenue	$9,147	$9,499	$10,012	$9,606
Net interest income	2,566	2,200	1,905	2,544
Other income	43	4	110	(2)
Total revenue	11,756	11,703	12,027	12,148
Provision for credit losses	10	88	(33)	20
Total expenses	9,034	8,716	8,889	8,801
Income before income tax expense	2,712	2,899	3,171	3,327
Income tax expense	470	479	478	553
Net income	2,242	2,420	2,693	2,774
Net income available to common shareholders	$2,009	$2,257	$2,572	$2,660
Per common share:
Diluted earnings per common share	$5.38	$6.32	$7.19	$7.19
Average diluted common shares outstanding (in thousands)	373,666	357,106	357,962	370,109
Cash dividends declared per common share	$1.98	$2.08	$2.18	$2.40
Closing price per share of common stock (at year end)	79.10	72.78	93.00	77.57
Average balance sheet:
Investment securities	$91,768	$109,175	$111,730	$111,929
Total assets	223,334	269,334	299,743	286,430
Total deposits	158,262	193,225	235,404	222,874
Ratios and other metrics:
Return on average common equity	9.4%	10.0%	10.7%	11.1%
Pre-tax margin	23.1	24.8	26.4	27.4
Pre-tax margin, excluding notable items(1)	25.8	26.3	27.6	28.4
Net interest margin, fully taxable-equivalent basis	1.42	0.97	0.74	1.03
Common equity tier 1 ratio(2)(3)	11.7	12.3	14.3	13.6
Tier 1 capital ratio(2)(3)	14.5	14.4	16.1	15.4
Total capital ratio(2)(3)	15.6	15.3	17.5	16.8
Tier 1 leverage ratio(2)	6.9	6.4	6.1	6.0
Supplementary leverage ratio(2)	6.1	8.1	7.4	7.0
Assets under custody and/or administration (in trillions)	$34.36	$38.79	$43.68	$36.74
Assets under management (in trillions)	3.12	3.47	4.14	3.48

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22

Fee revenue:
Back office servicing fees	$1,268	$1,205	$1,126	$1,115	$1,131	(10.8)%	1.4%
Middle office services	100	92	93	88	86	(14.0)	(2.3)
Servicing fees	1,368	1,297	1,219	1,203	1,217	(11.0)	1.2
Management fees	520	490	472	457	457	(12.1)	—
Foreign exchange trading services	359	331	319	367	342	(4.7)	(6.8)
Securities finance	96	107	110	103	109	13.5	5.8
Front office software and data	138	126	127	159	109	(21.0)	(31.4)
Lending related and other fees	63	62	57	57	56	(11.1)	(1.8)
Software and processing fees	201	188	184	216	165	(17.9)	(23.6)
Other fee revenue	29	(43)	(5)	18	45	55.2	nm
Total fee revenue	2,573	2,370	2,299	2,364	2,335	(9.2)	(1.2)
Net interest income:
Interest income	521	704	1,101	1,762	2,027	nm	15.0
Interest expense	12	120	441	971	1,261	nm	29.9
Net interest income	509	584	660	791	766	50.5	(3.2)
Other income:
Gains (losses) related to investment securities, net	(1)	(1)	—	—	—	nm	—
Total other income	(1)	(1)	—	—	—	nm	—
Total revenue	3,081	2,953	2,959	3,155	3,101	0.6	(1.7)
Provision for credit losses	—	10	—	10	44	nm	nm
Expenses:
Compensation and employee benefits	1,232	1,046	1,042	1,108	1,292	4.9	16.6
Information systems and communications	423	392	399	416	414	(2.1)	(0.5)
Transaction processing services	264	240	227	240	239	(9.5)	(0.4)
Occupancy	95	96	97	106	94	(1.1)	(11.3)
Acquisition and restructuring costs	9	12	13	31	—	nm	nm
Amortization of other intangible assets	61	60	58	59	60	(1.6)	1.7
Other	243	262	274	296	270	11.1	(8.8)
Total expenses	2,327	2,108	2,110	2,256	2,369	1.8	5.0
Income before income tax expense	754	835	849	889	688	(8.8)	(22.6)
Income tax expense	150	88	159	156	139	(7.3)	(10.9)
Net income	$604	$747	$690	$733	$549	(9.1)	(25.1)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters					% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Adjustments to net income:
Dividends on preferred stock	$(20)	$(35)	$(21)	$(36)	$(23)	(15.0)%	36.1%
Earnings allocated to participating securities	(1)	—	—	(1)	(1)	—	—
Net income available to common shareholders	$583	$712	$669	$696	$525	(9.9)	(24.6)
Per common share:
Basic earnings	$1.59	$1.94	$1.82	$1.94	$1.54	(3.1)	(20.6)
Diluted earnings	1.57	1.91	1.80	1.91	1.52	(3.2)	(20.4)
Average common shares outstanding (in thousands):
Basic	366,542	367,375	367,789	359,200	341,106	(6.9)	(5.0)
Diluted	372,037	372,123	372,418	363,923	345,472	(7.1)	(5.1)
Cash dividends declared per common share	$0.57	$0.57	$0.63	$0.63	$0.63	10.5	—
Closing price per share of common stock (as of quarter end)	87.12	61.65	60.81	77.57	75.69	(13.1)	(2.4)
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69	2.5	1.8
Tangible book value per common share(1)	42.00	41.25	41.41	42.03	42.34	0.8	0.7
Balance sheet averages:
Investment securities	$119,286	$113,929	$108,875	$105,804	$107,089	(10.2)	1.2
Total assets	295,010	291,435	275,168	284,346	277,492	(5.9)	(2.4)
Total deposits	233,268	228,417	213,302	216,799	210,320	(9.8)	(3.0)

Ratios and other metrics:
Effective tax rate	19.9%	10.5%	18.7%	17.6%	20.2%	30	bps	260	bps
Return on average common equity	9.5	12.1	11.2	11.8	9.3	(20)		(250)
Return on average tangible common equity(2)	14.7	17.3	17.3	17.7	14.6	(10)		(310)
Pre-tax margin	24.5	28.3	28.7	28.2	22.2	(230)		(600)
Pre-tax margin, excluding notable items(3)	24.8	28.7	29.1	30.9	22.2	(260)		(870)
Net interest margin, fully taxable-equivalent basis	0.80	0.94	1.11	1.29	1.31	51		2
Common equity tier 1 ratio(4)(5)	11.9	12.9	13.2	13.6	12.1	20		(150)
Tier 1 capital ratio(4)(5)	13.4	14.6	14.9	15.4	13.8	40		(160)
Total capital ratio(4)(5)	14.8	15.9	16.2	16.8	15.1	30		(170)
Tier 1 leverage ratio(4)	5.9	6.0	6.4	6.0	5.9	—		(10)
Supplementary leverage ratio(4)	6.7	6.6	7.1	7.0	6.8	10		(20)
End-of-period securities on loan(6)	$412,162	$358,972	$353,108	$362,395	$362,438	(12.1)%		—%
Assets under custody and/or administration (in billions)	41,724	38,180	35,688	36,743	37,635	(9.8)		2.4
Assets under management (in billions)	4,022	3,475	3,265	3,481	3,618	(10.0)		3.9

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of March 31, 2023 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $397,522 million, $386,734 million, $365,883 million and $355,298 million in the first, second, third and fourth quarters of 2022, respectively, and $355,150 million in the first quarter of 2023.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of					% Change
(Dollars in millions, except per share amounts)	March 31, 2022	June 30, 2022	September 30, 2022	December 31. 2022	March 31, 2023	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Assets:
Cash and due from banks	$2,976	$3,515	$2,748	$3,970	$3,698	24.3%	(6.9)%
Interest-bearing deposits with banks, net	104,010	91,360	99,199	101,593	87,935	(15.5)	(13.4)
Securities purchased under resale agreements	803	5,203	1,308	5,215	1,134	41.2	(78.3)
Trading account assets	754	728	685	650	695	(7.8)	6.9
Investment securities:
Investment securities available-for-sale, net	74,348	45,454	40,986	40,579	42,841	(42.4)	5.6
Investment securities held-to-maturity, net(1)	45,203	64,261	65,232	64,700	65,027	43.9	0.5
Total investment securities	119,551	109,715	106,218	105,279	107,868	(9.8)	2.5
Loans	35,141	33,565	36,113	32,150	33,916	(3.5)	5.5
Allowance for credit losses on loans(2)	86	95	97	97	115	33.7	18.6
Loans, net	35,055	33,470	36,016	32,053	33,801	(3.6)	5.5
Premises and equipment, net(3)	2,229	2,240	2,283	2,315	2,337	4.8	1.0
Accrued interest and fees receivable	3,446	3,403	3,526	3,434	3,570	3.6	4.0
Goodwill	7,582	7,465	7,351	7,495	7,530	(0.7)	0.5
Other intangible assets	1,744	1,654	1,568	1,544	1,493	(14.4)	(3.3)
Other assets	44,200	41,470	42,666	37,902	40,755	(7.8)	7.5
Total assets	$322,350	$300,223	$303,568	$301,450	$290,816	(9.8)	(3.5)
Liabilities:
Deposits:
Non-interest-bearing	$61,797	$55,062	$55,894	$46,755	$45,856	(25.8)	(1.9)
Interest-bearing - U.S.	104,962	107,262	105,021	111,384	108,623	3.5	(2.5)
Interest-bearing - Non-U.S.	84,284	79,589	77,321	77,325	69,152	(18.0)	(10.6)
Total deposits(4)	251,043	241,913	238,236	235,464	223,631	(10.9)	(5.0)
Securities sold under repurchase agreements	4,277	951	4,250	1,177	3,695	(13.6)	nm
Short-term borrowings	18	73	109	2,097	8	(55.6)	(99.6)
Accrued expenses and other liabilities	26,866	17,989	21,326	22,525	22,427	(16.5)	(0.4)
Long-term debt	13,922	13,530	13,999	14,996	16,305	17.1	8.7
Total liabilities	296,126	274,456	277,920	276,259	266,066	(10.2)	(3.7)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	—	—
Surplus	10,762	10,757	10,760	10,730	10,724	(0.4)	(0.1)
Retained earnings	25,612	26,115	26,552	27,028	27,342	6.8	1.2
Accumulated other comprehensive income (loss)	(2,698)	(3,687)	(4,268)	(3,711)	(3,272)	21.3	(11.8)
Treasury stock, at cost(7)	(9,932)	(9,898)	(9,876)	(11,336)	(12,524)	26.1	10.5
Total shareholders' equity	26,224	25,767	25,648	25,191	24,750	(5.6)	(1.8)
Total liabilities and equity	$322,350	$300,223	$303,568	$301,450	$290,816	(9.8)	(3.5)

(1) Fair value of investment securities held-to-maturity	$42,834	$60,103	$58,320	$57,913	$59,139
(2) Total allowance for credit losses including off-balance sheet commitments	107	114	114	121	162
(3) Accumulated depreciation for premises and equipment	5,530	5,652	5,772	5,745	5,918
(4) Average total deposits	233,268	228,417	213,302	216,799	210,320
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	367,114,788	367,619,353	367,967,505	349,024,167	336,461,072
(7) Treasury stock shares	136,764,854	136,260,289	135,912,137	154,855,475	167,418,570

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters										% Change
	1Q22		2Q22		3Q22		4Q22		1Q23		1Q23 vs. 1Q22	1Q23 vs. 4Q22
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$76,741	0.05%	$76,531	0.36%	$68,918	1.16%	$83,809	2.66%	$77,220	3.37%	0.6%	(7.9)%
Securities purchased under resale agreements(2)	3,150	1.31	2,022	7.47	1,470	15.55	1,843	17.72	1,643	18.94	(47.8)	(10.9)
Trading account assets	761	—	746	0.01	701	—	677	—	667	—	(12.4)	(1.5)
Investment securities:
Investment securities available-for-sale, net	75,226	0.83	54,767	0.91	43,956	1.62	40,980	2.67	42,101	3.31	(44.0)	2.7
Investment securities held-to-maturity, net	44,060	1.56	59,162	1.55	64,919	1.67	64,824	1.89	64,988	1.97	47.5	0.3
Total investment securities	119,286	1.10	113,929	1.24	108,875	1.65	105,804	2.19	107,089	2.50	(10.2)	1.2
Loans(3)	34,407	2.03	35,826	2.23	35,069	2.90	35,159	3.90	33,517	4.80	(2.6)	(4.7)
Other interest-earning assets	23,767	0.08	22,199	0.83	20,877	2.63	16,635	4.63	17,393	5.71	(26.8)	4.6
Total interest-earning assets	258,112	0.82	251,253	1.13	235,910	1.86	243,927	2.87	237,529	3.46	(8.0)	(2.6)
Cash and due from banks	4,018		3,829		3,461		3,311		3,639		(9.4)	9.9
Other assets	32,880		36,353		35,797		37,108		36,324		10.5	(2.1)
Total assets	$295,010		$291,435		$275,168		$284,346		$277,492		(5.9)	(2.4)
Liabilities:
Interest-bearing deposits:
U.S.	$100,073	0.02%	$97,273	0.26%	$94,636	1.09%	$101,056	2.20%	$105,261	3.00%	5.2	4.2
Non-U.S.(4)	83,556	(0.32)	80,055	(0.20)	72,202	0.22	71,736	0.82	66,356	1.07	(20.6)	(7.5)
Total interest-bearing deposits(4)	183,629	(0.14)	177,328	0.05	166,838	0.71	172,792	1.62	171,617	2.25	(6.5)	(0.7)
Securities sold under repurchase agreements	2,279	(0.02)	4,486	0.26	3,814	0.23	3,933	0.93	4,409	0.84	93.5	12.1
Federal funds purchased	—	—	7	0.70	—	—	—	—	119	4.70	nm	nm
Short-term borrowings	872	—	673	0.73	430	0.01	2,756	3.54	1,159	3.72	32.9	(57.9)
Long-term debt	14,265	1.82	13,702	2.12	13,958	2.78	14,601	3.87	15,865	4.64	11.2	8.7
Other interest-bearing liabilities	2,881	1.50	2,518	3.31	2,536	6.43	2,967	11.84	3,078	13.49	6.8	3.7
Total interest-bearing liabilities	203,926	0.02	198,714	0.24	187,576	0.93	197,049	1.95	196,247	2.61	(3.8)	(0.4)
Non-interest bearing deposits(5)	49,639		51,089		46,464		44,007		38,703		(22.0)	(12.1)
Other liabilities	14,678		15,969		15,453		17,835		17,691		20.5	(0.8)
Preferred shareholders' equity	1,976		1,976		1,976		1,976		1,976		—	—
Common shareholders' equity	24,791		23,687		23,699		23,479		22,875		(7.7)	(2.6)
Total liabilities and shareholders' equity	$295,010		$291,435		$275,168		$284,346		$277,492		(5.9)	(2.4)

Total deposits	$233,268		$228,417		$213,302		$216,799		$210,320		(9.8)	(3.0)

Excess of rate earned over rate paid		0.80%		0.89%		0.92%		0.91%		0.86%
Net interest margin		0.80%		0.94%		1.11%		1.29%		1.31%
Net interest income, fully taxable-equivalent basis		$512		$587		$662		$793		$768
Tax-equivalent adjustment		(3)		(3)		(2)		(2)		(2)
Net interest income, GAAP-basis(4)		$509		$584		$660		$791		$766

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $55 billion, $71 billion, $73 billion and $85 billion in the first, second, third and fourth quarters of 2022, respectively, and approximately $117 billion in the first quarter of 2023. Excluding the impact of netting, the average interest rates would be approximately 0.07%, 0.21%, 0.31% and 0.38% in the first, second, third and fourth quarters of 2022, respectively, and approximately 0.26% in the first quarter of 2023.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $34,320 million, $35,741 million, $34,974 million and $35,063 million in the first, second, third and fourth quarters of 2022 and approximately $33,422 million in the first quarter of 2023.

(4) Average rates includes the impact of FX swap expense of approximately ($13) million, ($3) million, $16 million and $20 million in the first, second, third and fourth quarters of 2022, respectively, and approximately ($5) million in the first quarter of 2023. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, 0.06%, 0.68% and 1.58% in the first, second, third and fourth quarters of 2022, respectively, and approximately 2.26%, in the first quarter of 2023.

(5) Average non-interest bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	1Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$32,623	4.74%	$23,550	2.32%	$7,461	3.69%	$13,586	1.72%	$77,220	3.37%
Total investment securities	86,610	2.68	9,038	1.12	3,834	1.78	7,607	2.40	107,089	2.50
Loans	26,814	4.91	4,902	4.12	1,041	5.16	760	4.97	33,517	4.80
Total other interest-earning assets(2)	17,615	7.04	369	4.37	126	4.17	1,593	2.72	19,703	6.62
Total interest-earning assets	$163,662	3.95	$37,859	2.29	$12,462	3.24	$23,546	2.12	$237,529	3.46

Total interest-bearing deposits(3)(4)	$103,951	3.23	$33,280	0.90	$12,760	0.82	$21,626	0.49	$171,617	2.25

Central Bank Rate(5)		4.69		2.41		3.85

	4Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$35,603	3.88%	$27,282	1.31%	$10,049	2.70%	$10,875	2.02%	$83,809	2.66%
Total investment securities	87,006	2.37	7,639	0.63	3,472	1.37	7,687	2.14	105,804	2.19
Loans	28,281	4.07	4,651	2.83	1,378	3.62	849	4.40	35,159	3.90
Total other interest-earning assets(2)	17,088	6.22	541	(1.74)	114	4.02	1,412	2.74	19,155	5.72
Total interest-earning assets	$167,978	3.36	$40,113	1.31	$15,013	2.48	$20,823	2.20	$243,927	2.87

Total interest-bearing deposits(3)(4)	$100,189	2.39	$34,254	0.43	$15,411	0.44	$22,938	0.85	$172,792	1.62

Central Bank Rate(5)		3.84		1.38		2.82

	1Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$26,972	0.29%	$26,865	(0.44)%	$9,805	0.40%	$13,099	0.29%	$76,741	0.05%
Total investment securities	93,102	1.25	11,546	0.28	5,595	0.84	9,043	0.80	119,286	1.10
Loans	27,292	2.05	4,832	1.83	1,415	2.01	868	2.53	34,407	2.03
Total other interest-earning assets(2)	26,374	0.21	82	(0.98)	91	0.36	1,131	0.43	27,678	0.22
Total interest-earning assets	$173,740	1.07	$43,325	—	$16,906	0.67	$24,141	0.64	$258,112	0.82

Total interest-bearing deposits(3)(4)	$101,655	0.08	$39,391	(0.59)	$16,603	0.03	$25,980	(0.45)	$183,629	(0.14)

Central Bank Rate(5)		0.29		(0.50)		0.45

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q22		2Q22		3Q22		4Q22		1Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$42.9	0.72%	$30.3	0.73%	$23.5	1.33%	$21.9	2.16%	$23.1	2.74%
Asset-backed securities	6.7	0.79	6.7	1.22	6.2	2.21	5.9	3.68	5.9	4.43
Student loans	0.2	1.43	0.2	2.25	0.1	3.62	0.1	5.39	0.1	7.04
Credit cards	0.1	0.93	0.1	1.57	0.1	3.03	0.1	4.58	0.1	5.40
Auto & equipment	1.0	(0.01)	0.9	0.16	0.7	0.56	0.7	1.82	0.6	2.74
Non-U.S. residential mortgage backed securities	2.1	0.78	2.1	1.08	1.9	2.16	1.7	3.35	1.6	4.00
Collateralized loan obligation	3.2	1.06	3.2	1.59	3.1	2.63	3.1	4.23	3.2	4.91
Other	0.1	(0.37)	0.2	0.37	0.3	0.87	0.2	2.25	0.3	3.36
Mortgage-backed securities	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72
Agency MBS	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	9.2	0.40	8.9	0.59	8.2	1.72	7.5	3.24	6.9	4.60
Corporate bonds	3.9	1.02	2.8	1.32	2.1	1.53	2.1	1.87	2.3	2.39
Covered bonds	0.1	0.58	0.1	0.64	—	0.64	—	0.66	—	0.65
Municipal bonds	0.6	2.72	0.6	2.87	0.6	2.83	0.9	3.43	0.5	2.91
Clipper tax-exempt bonds	0.5	4.07	0.4	4.41	0.4	4.25	0.3	4.36	0.3	4.40
Other	1.6	0.86	1.5	0.98	1.1	1.17	0.6	2.55	0.9	2.83
Total available-for-sale portfolio	$75.3	0.83	$54.7	0.91	$44.0	1.62	$41.0	2.67	$42.1	3.31

	1Q22		2Q22		3Q22		4Q22		1Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$3.5	1.24%	$13.7	0.72%	$18.0	0.80%	$18.0	0.84%	$18.8	0.88%
Asset-backed securities	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37
Student loans	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37
Other	—	—	—	—	—	—	—	—	—	—
Mortgage-backed securities	30.6	1.67	35.9	1.84	37.4	1.90	37.6	2.12	37.1	2.23
Agency MBS	30.6	1.66	35.8	1.84	37.4	1.90	37.6	2.12	37.1	2.23
Non-agency MBS	—	12.22	0.1	4.45	—	13.21	—	14.43	—	16.04
CMBS	5.0	1.53	5.1	1.71	5.2	1.80	5.1	1.87	5.3	1.93
Total held-for-maturity portfolio	$44.0	1.56	$59.2	1.55	$64.9	1.67	$64.8	1.89	$65.0	1.97

Total investment securities	$119.3	1.10	$113.9	1.24	$108.9	1.65	$105.8	2.19	$107.1	2.50

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	33%	40%	23%	3%	—%	1%	—%	$23.5	54.8%	$(558)	88% / 12%
Asset-backed securities	—	92	8	—	—	—	—	5.9	13.6	(69)	0% / 100%
Student loans	—	—	100	—	—	—	—	0.1	1.9	—
Credit cards	—	100	—	—	—	—	—	0.1	1.5	—
Auto & equipment	—	68	32	—	—	—	—	0.6	10.6	(2)
Non-U.S. residential mortgage backed securities	—	93	6	—	—	1	—	1.6	26.7	(14)
Collateralized loan obligation	—	100	—	—	—	—	—	3.3	56.5	(53)
Other	—	63	37	—	—	—	—	0.2	2.8	—
Mortgage-backed securities	100	—	—	—	—	—	—	2.6	6.2	(89)	99% / 1%
Agency MBS	100	—	—	—	—	—	—	2.6	100.0	(89)
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	96	4	—	—	—	—	—	6.8	15.9	(83)	1% / 99%
Corporate bonds	—	1	14	49	36	—	—	2.4	5.5	(116)	89% / 11%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	100% / 0%
Municipal bonds	—	26	73	1	—	—	—	0.6	1.5	(7)	100% / 0%
Clipper tax-exempt bonds	—	8	71	21	—	—	—	0.2	0.6	(2)	0% / 100%
Other	—	1	48	51	—	—	—	0.8	1.9	(85)	98% / 2%
Total available-for-sale portfolio	39%	35%	17%	6%	2%	1%	—%	$42.8	100.0%	$(1,010)	63% / 37%

Fair Value	$16.8	$15.1	$7.3	$2.4	$1.0	$0.2	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	62%	16%	16%	2%	4%	—%	—%	$19.0	29.2%	$(514)	100% / 0%
Asset-backed securities	—	27	71	—	2	—	—	3.7	5.7	(107)	4% / 96%
Student loans	—	27	71	—	2	—	—	3.7	100.0	(107)
Mortgage-backed securities	100	—	—	—	—	—	—	37.0	56.9	(4,547)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	37.0	100.0	(4,565)
Non-agency MBS	—	8	2	—	34	7	49	—	—	18
CMBS	99	1	—	—	—	—	—	5.3	8.2	(719)	96% / 4%
Total held-for-maturity portfolio	83%	6%	9%	1%	1%	—%	—%	$65.0	100.0%	$(5,887)	94% / 6%

Amortized Cost	$54.0	$4.1	$5.6	$0.4	$0.9	$—	$—

Total Investment Securities(3)								$107.8			82% / 18%

(1) At March 31, 2023, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $736 million, after-tax unrealized loss on securities held-to-maturity of $4,293 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $682 million.

(2) At March 31, 2023, fixed-to-floating rate securities had a book value of approximately $37 million or 0.03% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon book value as of March 31, 2023, approximately 88% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$4.0	AA	$3.0	$—	$—	$0.2	$—	$0.8
Australia	2.1	AAA	1.0	0.8	—	0.2	—	0.1
United Kingdom	1.4	AA	0.7	0.4	0.2	0.1	—	—
Germany	1.3	AA	0.9	—	0.4	—	—	—
France	1.1	AA	0.1	—	0.7	0.3	—	—
Austria	1.0	AA	1.0	—	—	—	—	—
Japan	0.8	A	0.7	—	—	0.1	—	—
Hong Kong	0.7	AA	0.7	—	—	—	—	—
Netherlands	0.6	AA	0.1	0.3	0.1	0.1	—	—
Italy	0.3	AA	0.1	0.1	0.1	—	—	—
Spain	0.2	AA	0.1	—	0.1	—	—	—
Republic of Korea	0.2	AA	0.2	—	—	—	—	—
Finland	0.2	AA	0.1	—	—	0.1	—	—
Brazil	0.2	BB	0.2	—	—	—	—	—
Other	7.3	AAA	6.9	—	0.1	0.3	—	—
Total Non-U.S. Investments(3)	$21.4		$15.8	$1.6	$1.7	$1.4	$—	$0.9
U.S. Investments	21.4
Total available-for-sale	$42.8
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—	$—	$—	$—
Belgium	0.7	AAA	0.7	—	—	—	—	—
France	0.6	AA	0.6	—	—	—	—	—
Ireland	0.4	A	0.4	—	—	—	—	—
Austria	0.4	AA	0.4	—	—	—	—	—
Germany	0.3	AA	0.3	—	—	—	—	—
Singapore	0.2	AAA	0.2	—	—	—	—	—
Finland	0.2	AA	0.2	—	—	—	—	—
Netherlands	0.2	AAA	0.2	—	—	—	—	—
Canada	0.1	AA	0.1	—	—	—	—	—
Other	3.3	AAA	3.3	—	—	—	—	—
Total Non-U.S. Investments(3)	$7.2		$7.2	$—	$—	$—	$—	$—
U.S. Investments	57.8
Total held-for-maturity	$65.0

Total Investment Portfolio	$107.8

(1) Sovereign debt is reflected in the government / agency column.
(2) As of March 31, 2023, other non-U.S. investments include supranational bonds of $6.8 billion in AFS securities and $3.2 billion in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters					% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,140	$13,609	$11,649	$12,261	$12,748	(15.8)%	4.0%
Mutual funds	10,825	9,642	9,289	9,610	10,077	(6.9)	4.9
Pension products	8,191	7,764	7,669	7,734	7,871	(3.9)	1.8
Insurance and other products	7,568	7,165	7,081	7,138	6,939	(8.3)	(2.8)
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	(9.8)	2.4
By Asset Class:
Equities	$25,249	$21,953	$19,889	$20,575	$20,966	(17.0)	1.9
Fixed-income	11,303	10,716	10,150	10,318	10,645	(5.8)	3.2
Short-term and other investments	5,172	5,511	5,649	5,850	6,024	16.5	3.0
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	(9.8)	2.4
By Geographic Location(2):
Americas	$31,027	$28,207	$26,051	$26,981	$27,599	(11.0)	2.3
Europe/Middle East/Africa	8,103	7,498	6,990	7,136	7,396	(8.7)	3.6
Asia/Pacific	2,594	2,475	2,647	2,626	2,640	1.8	0.5
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	(9.8)	2.4
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$13,107	$11,669	$9,932	$10,464	$10,935	(16.6)	4.5
Mutual funds	8,833	7,869	7,594	7,811	8,157	(7.7)	4.4
Pension products	6,576	6,215	6,204	6,247	6,355	(3.4)	1.7
Insurance and other products	2,931	2,856	2,748	2,714	2,706	(7.7)	(0.3)
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	(10.5)	3.4
By Geographic Location(2):
Americas	$23,655	$21,389	$19,581	$20,246	$21,019	(11.1)	3.8
Europe/Middle East/Africa	5,786	5,309	4,818	4,931	5,039	(12.9)	2.2
Asia-Pacific	2,006	1,911	2,079	2,059	2,095	4.4	1.7
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	(10.5)	3.4

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters					% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$67	$62	$53	$54	$60	(10.4)%	11.1%
Passive	2,463	2,024	1,890	2,074	2,153	(12.6)	3.8
Total Equity	2,530	2,086	1,943	2,128	2,213	(12.5)	4.0
Fixed-Income:
Active	98	89	79	83	85	(13.3)	2.4
Passive	503	461	439	471	490	(2.6)	4.0
Total Fixed-Income	601	550	518	554	575	(4.3)	3.8
Cash(1)	393	403	410	376	375	(4.6)	(0.3)
Multi-Asset-Class Solutions:
Active	33	29	25	28	28	(15.2)	—
Passive	196	173	167	181	203	3.6	12.2
Total Multi-Asset-Class Solutions	229	202	192	209	231	0.9	10.5
Alternative Investments(2):
Active	51	42	35	35	35	(31.4)	—
Passive	218	192	167	179	189	(13.3)	5.6
Total Alternative Investments	269	234	202	214	224	(16.7)	4.7
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	(10.0)	3.9
By Geographic Location:
North America	$2,878	$2,525	$2,396	$2,544	$2,648	(8.0)	4.1
Europe/Middle East/Africa	593	521	474	511	521	(12.1)	2.0
Asia-Pacific	551	429	395	426	449	(18.5)	5.4
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	(10.0)	3.9

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$84	$77	$63	$67	$73	(13.1)%	9.0%
Equity	940	791	734	817	841	(10.5)	2.9
Fixed-Income	134	130	121	134	141	5.2	5.2
Multi-Asset	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,159	$999	$919	$1,019	$1,056	(8.9)	3.6

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q22	2Q22	3Q22	4Q22	1Q23
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$(66.7)	$(277.9)	$(193.0)	$(352.6)	$(59.1)
Money Market	(143.4)	(35.1)	(26.0)	147.7	465.9
ETF	181.2	93.2	109.9	192.5	78.4
Total Flows	$(28.9)	$(219.8)	$(109.1)	$(12.4)	$485.2

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$9.7	$(79.5)	$(94.1)	$(6.2)	$81.6
Money Market	(68.9)	(7.3)	(11.0)	185.3	(10.7)
ETF	45.4	16.0	(8.6)	26.5	31.7
Total Flows	$(13.8)	$(70.8)	$(113.7)	$205.6	$102.6

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The first quarter of 2023 data for North America (US domiciled) includes Morningstar actuals for January and February 2023 and Morningstar estimates for March 2023.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The first quarter of 2023 data for Europe is on a rolling three month basis for December 2022 through February 2023, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing			% Change			Investment Management			% Change			Other(1)			% Change		Total			% Change
(Dollars in millions)	1Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22		1Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22		1Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22	1Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Servicing fees	$1,368	$1,203	$1,217	(11.0)%	1.2%		$—	$—	$—	—%	—%		$—	$—	$—	—%	—%	$1,368	$1,203	$1,217	(11.0)%	1.2%
Management fees	—	—	—	—	—		520	457	457	(12.1)	—		—	—	—	—	—	520	457	457	(12.1)	—
Foreign exchange trading services	342	323	321	(6.1)	(0.6)		17	21	21	23.5	—		—	23	—	—	nm	359	367	342	(4.7)	(6.8)
Securities finance	93	97	103	10.8	6.2		3	6	6	nm	—		—	—	—	—	—	96	103	109	13.5	5.8
Software and processing fees	201	216	165	(17.9)	(23.6)		—	—	—	—	—		—	—	—	—	—	201	216	165	(17.9)	(23.6)
Other fee revenue	46	—	28	(39.1)	—		(17)	18	17	nm	(5.6)		—	—	—	—	—	29	18	45	55.2	nm
Total fee revenue	2,050	1,839	1,834	(10.5)	(0.3)		523	502	501	(4.2)	(0.2)		—	23	—	—	nm	2,573	2,364	2,335	(9.2)	(1.2)
Net interest income	509	791	762	49.7	(3.7)		—	—	4	—	—		—	—	—	—	—	509	791	766	50.5	(3.2)
Total other income	(1)	—	—	nm	—		—	—	—	—	—		—	—	—	—	—	(1)	—	—	nm	—
Total revenue	2,558	2,630	2,596	1.5	(1.3)		523	502	505	(3.4)	0.6		—	23	—	—	nm	3,081	3,155	3,101	0.6	(1.7)
Provision for credit losses	—	10	44	—	nm		—	—	—	—	—		—	—	—	—	—	—	10	44	—	nm
Total expenses	1,925	1,808	1,978	2.8	9.4		389	345	386	(0.8)	11.9		13	103	5	(61.5)	(95.1)	2,327	2,256	2,369	1.8	5.0
Income before income tax expense	$633	$812	$574	(9.3)	(29.3)		$134	$157	$119	(11.2)	(24.2)		$(13)	$(80)	$(5)	(61.5)	(93.8)	$754	$889	$688	(8.8)	(22.6)
Pre-tax margin	24.7%	30.9%	22.1%	(260)	(880)	bps	25.6%	31.3%	23.6%	(200)	(770)	bps						24.5%	28.2%	22.2%	(230)	(600)	bps

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters					% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Allowance for credit losses:
Beginning balance	$108	$107	$114	$114	$121	12.0%	6.1%
Provision for credit losses (funded commitments)	—	11	3	2	21	—	nm
Provision for credit losses (unfunded commitments)	—	(1)	(3)	8	(7)	—	nm
Provision for credit losses (investment securities and all other)	—	—	—	—	30	—	—
Total provision	—	10	—	10	44	—	nm
Charge-offs	(1)	(3)	—	(3)	(3)	nm	—
Ending balance(1)	$107	$114	$114	$121	$162	51.4	33.9

Allowance for credit losses:
Loans	$86	$95	$97	$97	$115	33.7	18.6
Investment securities	2	1	1	2	2	—	—
Unfunded (off-balance sheet) commitments	19	18	16	23	16	(15.8)	(30.4)
All other	—	—	—	(1)	29	—	nm
Ending balance(1)	$107	$114	$114	$121	$162	51.4	33.9

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters					% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22		1Q23 vs. 4Q22
Fee Revenue:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	(9.2)%		(1.2)%
Less: Fee revenue(1)	—	—	—	(23)	—	—		nm
Total fee revenue, excluding notable items	$2,573	$2,370	$2,299	$2,341	$2,335	(9.2)		(0.3)

Total Revenue:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	0.6%		(1.7)%
Less: Fee revenue(1)	—	—	—	(23)	—	—		nm
Total revenue, excluding notable items	$3,081	$2,953	$2,959	$3,132	$3,101	0.6		(1.0)

Expenses:
Total expenses, GAAP-basis	$2,327	$2,108	$2,110	$2,256	$2,369	1.8%		5.0%
Less: Notable expense items:
Acquisition and restructuring costs(2)	(9)	(12)	(13)	(31)	—	nm		nm
Repositioning charges(3)	—	—	—	(70)	—	—		nm
Total expenses, excluding notable items	2,318	2,096	2,097	2,155	2,369	2.2		9.9
Seasonal expenses	(208)	—	—	—	(181)	(13.0)		nm
Total expenses, excluding notable items and seasonal expenses	$2,110	$2,096	$2,097	$2,155	$2,188	3.7		1.5

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	(9.2)%		(1.2)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	1.8		5.0
Fee operating leverage, GAAP-basis(4)						(1,100)	bps	(620)	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,573	$2,370	$2,299	$2,341	$2,335	(9.2)%		(0.3)%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2.2		9.9
Fee operating leverage, excluding notable items(5)						(1,140)	bps	(1,020)	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	0.6%		(1.7)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	1.8		5.0
Operating leverage, GAAP-basis(6)						(120)	bps	(670)	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,081	$2,953	$2,959	$3,132	$3,101	0.6%		(1.0)%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2.2		9.9
Operating leverage, excluding notable items(7)						(160)	bps	(1,090)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change
(Dollars in millions, except earnings per share, or where otherwise noted)		1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22
Income before income tax expense:
Income before income tax expense GAAP-basis	A	$754	$835	$849	$889	$688	(8.8)%	(22.6)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—
Acquisition and restructuring costs(2)		9	12	13	31	—
Repositioning charges / (release)(3)		—	—	—	70	—
Income before income tax expense, excluding notable items	B	$763	$847	$862	$967	$688	(9.8)	(28.9)

Net Income:
Net Income GAAP-basis		$604	$747	$690	$733	$549	(9.1)%	(25.1)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—
Acquisition and restructuring costs(2)		9	12	13	31	—
Repositioning charges / (release)(3)		—	—	—	70	—
Tax impact of notable items		(2)	(3)	(3)	(21)	—
Net Income, excluding notable items		$611	$756	$700	$790	$549	(10.1)	(30.5)

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis		$583	$712	$669	$696	$525	(9.9)%	(24.6)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—
Acquisition and restructuring costs(2)		9	12	13	31	—
Repositioning charges / (release)(3)		—	—	—	70	—
Tax impact of notable items		(2)	(3)	(3)	(21)	—
Net Income Available to Common Shareholders, excluding notable items		$590	$721	$679	$753	$525	(11.0)	(30.3)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis		$1.57	$1.91	$1.80	$1.91	$1.52	(3.2)%	(20.4)%
Less: Notable items
Fee revenue(1)		—	—	—	(0.05)	—
Acquisition and restructuring costs(2)		0.02	0.03	0.02	0.07	—
Repositioning charges / (release)(3)		—	—	—	0.14	—
Diluted earnings per share, excluding notable items		$1.59	$1.94	$1.82	$2.07	$1.52	(4.4)	(26.6)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters					% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	1Q23 vs. 1Q22		1Q23 vs. 4Q22
Pre-tax Margin:
Pre-tax margin, GAAP-basis	24.5%	28.3%	28.7%	28.2%	22.2%	(230)	bps	(600)	bps
Less: Notable items
Fee revenue(1)	—	—	—	(0.5)	—
Acquisition and restructuring costs(2)	0.3	0.4	0.4	1.0	—
Repositioning charges(3)	—	—	—	2.2	—
Pre-tax margin, excluding notable items	24.8%	28.7%	29.1%	30.9%	22.2%	(260)		(870)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	9.5%	12.1%	11.2%	11.8%	9.3%	(20)	bps	(250)	bps
Less: Notable items
Fee revenue(1)	—	—	—	(0.4)	—
Acquisition and restructuring costs(2)	0.2	0.1	0.2	0.5	—
Repositioning charges(3)	—	—	—	1.1	—
Tax impact of notable items	—	—	—	(0.3)	—
Return on average common equity, excluding notable items	9.7%	12.2%	11.4%	12.7%	9.3%	(40)		(340)

Effective Tax Rate:
Effective tax rate, GAAP-basis	19.9%	10.5%	18.7%	17.6%	20.2%	30	bps	260	bps
Less: Notable items
Fee revenue(1)	—	—	—	(0.2)	—
Acquisition and restructuring costs(2)	0.1	0.3	0.1	0.3	—
Repositioning charges(3)	—	—	—	0.6	—
Effective tax rate, excluding notable items	20.0%	10.8%	18.8%	18.3%	20.2%	20		190

(1) Amount in 2022 consists of a $23 million revenue-related recovery related to settlement proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Acquisition and restructuring costs of approximately $65 million in 2022 related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(3) Amount in 2022 includes $50 million of compensation and benefits expenses primarily related to streamlining the Investment Services organization, and $20 million of occupancy charges related to real estate footprint optimization.

(4) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(5) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(6) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(7) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2019	2020	2021	2022
Total revenue:
Total revenue, GAAP-basis	$11,756	$11,703	$12,027	$12,148
Less: Fees revenue	—	—	—	(23)
Less: Total other income	(44)	—	(111)	—
Total revenue, excluding notable items	11,712	11,703	11,916	12,125

Provision for credit losses	10	88	(33)	20
Total expenses:
Total expenses, GAAP-basis	9,034	8,716	8,889	8,801
Less:
Acquisition and restructuring costs	(77)	(50)	(65)	(65)
Deferred incentive compensation expense acceleration	—	—	(147)	—
Legal and other	(172)	9	(18)	—
Repositioning (charges) / release	(110)	(133)	3	(70)
Total expenses, excluding notable items	8,675	8,542	8,662	8,666
Income before income tax expense, excluding notable items	$3,027	$3,073	$3,287	$3,439

Income before income tax expense, GAAP-basis	$2,712	$2,899	$3,171	$3,327

Pre-tax margin, excluding notable items	25.8%	26.3%	27.6%	28.4%
Pre-tax margin, GAAP-basis	23.1	24.8	26.4	27.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	1Q22	4Q22	1Q23	1Q23 vs. 1Q22	1Q23 vs. 4Q22	1Q23 vs. 1Q22	1Q23 vs. 4Q22	1Q23 vs. 1Q22	1Q23 vs. 4Q22
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,268	$1,115	$1,131	$(19)	$11	$1,150	$1,120	(9.3)%	0.4%
Middle office services	100	88	86	(1)	1	87	85	(13.0)	(3.4)
Servicing fees	1,368	1,203	1,217	(20)	12	1,237	1,205	(9.6)	0.2
Management fees	520	457	457	(5)	4	462	453	(11.2)	(0.9)
Foreign exchange trading services	359	367	342	—	—	342	342	(4.7)	(6.8)
Securities finance	96	103	109	(1)	—	110	109	14.6	5.8
Front office software and data	138	159	109	(1)	1	110	108	(20.3)	(32.1)
Lending related and other fees	63	57	56	—	—	56	56	(11.1)	(1.8)
Software and processing fees	201	216	165	(1)	1	166	164	(17.4)	(24.1)
Other fee revenue	29	18	45	—	—	45	45	55.2	nm
Total fee revenue	2,573	2,364	2,335	(27)	17	2,362	2,318	(8.2)	(1.9)
Net interest income	509	791	766	(7)	12	773	754	51.9	(4.7)
Total other income	(1)	—	—	—	—	—	—	nm	nm
Total revenue	$3,081	$3,155	$3,101	$(34)	$29	$3,135	$3,072	1.8	(2.6)
Expenses:
Compensation and employee benefits	$1,232	$1,108	$1,292	$(30)	$13	$1,322	$1,279	7.3	15.4
Information systems and communications	423	416	414	(3)	2	417	412	(1.4)	(1.0)
Transaction processing services	264	240	239	(4)	3	243	236	(8.0)	(1.7)
Occupancy	95	106	94	(3)	1	97	93	2.1	(12.3)
Acquisition and restructuring costs	9	31	—	—	—	—	—	nm	nm
Amortization of other intangible assets	61	59	60	(1)	1	61	59	—	—
Other	243	296	270	(1)	3	271	267	11.5	(9.8)
Total expenses	$2,327	$2,256	$2,369	$(42)	$23	$2,411	$2,346	3.6	4.0

Total expenses, excluding notable items - Non-GAAP	$2,318	$2,155	$2,369	$(42)	$23	$2,411	$2,346	4.0	8.9
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,086	1,097	1,077	(12)	10	1,089	1,067	0.3	(2.7)

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items was $1,292 million in the first quarter of 2023, $1,058 million in the fourth quarter of 2022 and $1,232 million in the first quarter of 2022, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are provided within the Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity within this addendum.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23
Tangible common equity - period end:
Total shareholders' equity	$26,224	$25,767	$25,648	$25,191	$24,750
Less:
Preferred stock	1,976	1,976	1,976	1,976	1,976
Common shareholders' equity	24,248	23,791	23,672	23,215	22,774
Less:
Goodwill	7,582	7,465	7,351	7,495	7,530
Other intangible assets	1,744	1,654	1,568	1,544	1,493
Plus related deferred tax liabilities	497	491	486	493	496
Tangible common shareholders' equity - Non-GAAP	$15,419	$15,163	$15,239	$14,669	$14,247

Tangible common equity - average:
Average common shareholders' equity	$24,791	$23,687	$23,699	$23,479	$22,875
Less:
Average goodwill	7,599	7,501	7,405	7,422	7,505
Average other intangible assets	1,782	1,693	1,607	1,553	1,516
Plus related deferred tax liabilities	499	494	488	490	495
Average tangible common shareholders' equity - Non-GAAP	$15,909	$14,987	$15,175	$14,994	$14,349

Net income available to common shareholders	$583	$712	$669	$696	$525
Total common shares outstanding - period end (in thousands)	367,115	367,619	367,968	349,024	336,461

Return on tangible common equity - Non-GAAP	14.7%	17.3%	17.3%	17.7%	14.6%
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69
Tangible book value per common share - Non-GAAP	42.00	41.25	41.41	42.03	42.34

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)					Basel III Standardized Approach(2)
(Dollars in millions)		1Q22	2Q22	3Q22	4Q22	1Q23	1Q22	2Q22	3Q22	4Q22	1Q23
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$15,026	$14,882	$15,126	$14,547	$14,000	$15,026	$14,882	$15,126	$14,547	$14,000
Total risk-weighted assets	B	114,969	110,447	107,771	105,359	108,207	126,725	115,404	114,682	107,227	115,494
Common equity tier 1 risk-based capital ratio	A/B	13.1%	13.5%	14.0%	13.8%	12.9%	11.9%	12.9%	13.2%	13.6%	12.1%

Tier 1 capital	C	$17,002	$16,858	$17,102	$16,523	$15,976	$17,002	$16,858	$17,102	$16,523	$15,976
Tier 1 risk-based capital ratio	C/B	14.8%	15.3%	15.9%	15.7%	14.8%	13.4%	14.6%	14.9%	15.4%	13.8%

Total capital	D	$18,588	$18,239	$18,482	$17,899	$17,345	$18,693	$18,352	$18,594	$18,019	$17,476
Total risk-based capital ratio	D/B	16.2%	16.5%	17.1%	17.0%	16.0%	14.8%	15.9%	16.2%	16.8%	15.1%

Tier 1 capital	E	$17,002	$16,858	$17,102	$16,523	$15,976	$17,002	$16,858	$17,102	$16,523	$15,976
Leverage exposure(3)	F	285,788	282,526	266,622	275,678	268,718	285,788	282,526	266,622	275,678	268,718
Tier 1 leverage ratio	E/F	5.9%	6.0%	6.4%	6.0%	5.9%	5.9%	6.0%	6.4%	6.0%	5.9%

On-and off-balance sheet leverage exposure		$264,616	$263,538	$250,070	$246,017	$244,049	$264,616	$263,538	$250,070	$246,017	$244,049
Less: regulatory deductions		(9,222)	(8,909)	(8,546)	(8,668)	(8,772)	(9,222)	(8,909)	(8,546)	(8,668)	(8,772)
Total leverage exposure for SLR	G	255,394	254,629	241,524	237,349	235,277	255,394	254,629	241,524	237,349	235,277
Supplementary leverage ratio(4)	E/G	6.7%	6.6%	7.1%	7.0%	6.8%	6.7%	6.6%	7.1%	7.0%	6.8%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of March 31, 2023 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of March 31, 2023 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.